UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 25, 2007

AT&T INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 E. Houston, San Antonio, Texas	78205
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

__________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 2.02 Results of Operations and Financial Condition.

The registrant AT&T Inc. (AT&T) announced on January 25, 2007, its results of operations for the fourth quarter of 2006. The text of the press release and accompanying financial information are attached as exhibits and incorporated herein by reference.

On December 29, 2006, AT&T completed its acquisition of BellSouth Corporation (BellSouth). AT&T thereby acquired BellSouth’s 40 percent economic interest in AT&T Mobility LLC (AT&T Mobility), formerly Cingular Wireless LLC, resulting in 100 percent ownership of AT&T Mobility. AT&T’s consolidated results for the fourth quarter of 2006 include BellSouth and AT&T Mobility’s operational results for the final two days of the quarter, from the time of closing through year’s end.

Supplemental BellSouth Non-GAAP Financial Measures

In addition, to assist investors in tracking business trends, AT&T is also furnishing, separate from AT&T reported results, full fourth-quarter 2006 (through December 31, 2006) results for BellSouth, using reporting and accounting approaches used by BellSouth prior to its merger with AT&T. Results are consistent with how they were reported by BellSouth in previous quarters. Earnings per share is calculated based on the weighted average common shares outstanding as of the closing date.

As explained below, BellSouth discussed its operating performance on a normalized, i.e., non-GAAP (U.S. generally accepted accounting principles (“GAAP”)), basis. To provide consistency about the most tangible and relevant measures of BellSouth’s financial performance, we likewise are providing these supplemental financial measures on a non-GAAP basis. This information should not be considered in isolation or as a substitute for AT&T’s consolidated (GAAP) financial information. Further, investors should note that these non-GAAP measures involve judgments by management (in particular, judgments as to what is or is not classified as a special item). We believe the presentation of these measures provides useful information to investors for the specific reasons set forth below.

BellSouth discussed its financial results on a normalized, or non-GAAP basis, to enable its investors to focus on period-over-period operating performance, without the impact of significant non-operational or non-recurring items. Additionally, BellSouth’s normalized results included BellSouth’s 40 percent share of AT&T Mobility’s revenues and expenses. (Prior to the BellSouth acquisition, AT&T Mobility’s results were recognized on the equity method for GAAP purposes. Accordingly, AT&T Mobility’s results were not included in the revenue, expense or operating income line items in the GAAP presentation of BellSouth’s financial results.) The financial results of AT&T Mobility, a joint venture representing BellSouth’s second largest operating segment, were a critical element of BellSouth’s overall financial performance. The inclusion of AT&T Mobility’s revenues and expenses on a proportional basis enabled investors to evaluate BellSouth’s overall financial performance, including all business segments.

Finally, normalized measures were among the primary indicators BellSouth management used in planning and operating the business. By providing this information to investors supplementally, investors were able to evaluate the results of the business through the eyes of management and assess the fundamental performance of the business.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are furnished as part of this report:

(c)	Exhibits

99.1	Press release dated January 25, 2007 reporting financial results for the fourth quarter ended December 31, 2006.

99.2	AT&T Inc. selected financial statements and operating data.

99.3	BellSouth Corporation key financial measures.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.

Date: January 25, 2007	By: /s/ John J. Stephens John J. Stephens Senior Vice President and Controller